Exhibit 99.2

 First Quarter 2021 Investor Presentation

 2  FORWARD-LOOKING STATEMENTS  This document contains statements that may constitute “forward-looking statements” within the meaning of Federal securities laws including under “2021 Financial Outlook” in this presentation. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors concerning the Company’s operations and business environment. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements and that could adversely affect the Company’s future financial performance include the following: the impact and uncertainty created by the ongoing COVID-19 pandemic, including, but not limited to, its effects on our employees, facilities, customers, and suppliers, the availability and cost of raw materials and other supplies, the availability of logistics and transportation, governmental regulations and restrictions and general economic conditions; the pace and nature of new product introductions by the Company and the Company’s customers; the Company’s ability to anticipate and respond to changing consumer preferences and changing technologies; the Company’s ability to successfully implement its growth strategies; the outcome of the Company’s various productivity-improvement and cost-reduction efforts, acquisition and divestiture activities, and operational improvement plan; the effectiveness of the Company’s past restructuring activities; changes in costs of raw materials, including energy; industry, regulatory, legal, and economic factors related to the Company’s domestic and international business; the effects of tariffs, trade barriers, and disputes; growth in markets for products in which the Company competes; industry and customer acceptance of price increases; actions by competitors; currency exchange rate fluctuations; and other factors included in “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and in other documents that the Company files with the SEC. The risks and uncertainties identified above are not the only risks the Company faces. Additional risks and uncertainties not presently known to the Company or that it currently believes to be immaterial also may adversely affect the Company. Should any known or unknown risks and uncertainties develop into actual events, these developments could have material adverse effects on our business, financial condition, and results of operations. This presentation contains time-sensitive information that reflects management’s best analysis only as of the date of this presentation. Except to the extent required by applicable laws, the Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized.

 3  NON-GAAP FINANCIAL MEASURES  Within this document, the Company reports certain non-GAAP financial measures, including: (1) adjusted revenue, adjusted operating income, adjusted net earnings, adjusted EBITDA, and adjusted diluted earnings per share (which exclude divestiture & other related costs, operational improvement plan costs, and the results of operations divested or to be divested), (2) adjusted results by segment (which exclude divestiture & other related costs, operational improvement plan costs, and the results of operations divested or to be divested), (3) percentage changes in revenue, operating income, diluted earnings per share, and EBITDA on an adjusted local currency basis (which eliminate the effects that result from translating its international operations into U.S. dollars and exclude divestiture & other related costs, operational improvement plan costs, and the results of operations divested or to be divested), and (4) adjusted EBITDA (which excludes depreciation and amortization expense, non- cash share based compensation expense, the results of the product lines divested or to be divested, the divestiture & other related costs, and operational improvement plan costs). The Company has included each of these non-GAAP measures in order to provide additional information regarding the underlying operating results and comparable period-over-period performance. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. These non-GAAP measures should not be considered in isolation. Rather, they should be considered together with GAAP measures and the rest of the information included in this presentation and the Company’s SEC filings. Management internally reviews each of these non-GAAP measures to evaluate performance on a comparative period-to-period basis and to gain additional insight into underlying operating and performance trends, and the Company believes the information can be beneficial to investors for the same purposes. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. Refer to “Non-GAAP Financial Measures” at the end of this presentation for reconciliations and additional information.

 4      Over 135 years of Industry Leadership  Established in 1882 as Meadow Springs DistilleryEvolved into Universal Foods as a diversified food and ingredientscompanyName changed to Sensient Technologies Corporation in 2000Today, we are a provider of advanced technologies, serving markets with strong growth profiles through delivery of customized solutions for food and beverages, pharmaceutical, personal care, and other applications

 5      Innovative Technologies Creating Unique Solutions  Applications expertise and solutions-based sellingHigh impact relative to costTechnically-driven products that are difficult to replace Strong consumer trendsOpportunities to grow organically and through M&A

 6      Focusing our portfolio and strengthening our commitment to the end markets  Investing in core focus areas of Flavors and Extracts, NaturalIngredients, Food and Pharmaceutical Colors, and Personal CareDivested non-core product lines (inks, fragrances, and yogurt fruitprep product lines) where Sensient lacked scale to competeThe sale of these product lines solidifies our focus on core strategic businesses and improves the Company’s future growth profile

Global Revenue by Group





Color Group

2020 Revenue: $501M   2020 Adj. Revenue*: $487M

Core Areas of Focus: Food and Pharmaceutical Colors and Personal Care



Flavors & Extracts Group

2020 Revenue: $742M   2020 Adj. Revenue*: $642M

Core Areas of Focus: Flavors and Extracts, Natural Ingredients, and Other Flavor Ingredients



Asia Pacific Group

2020 Revenue: $121M   2020 Adj. Revenue*: $121M

Core Areas of Focus: Flavors and Colors for food and beverage

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2020 Global Revenues include intercompany sales which are eliminated on a consolidated basis.
**Adj. Revenue is a Non-GAAP metric, please see our GAAP to Non-GAAP Reconciliation at the end of this document.*

             8  Global market leaderNatural color innovatorUnmatched innovation & applications expertise      Color Group

Color Overview



2020 Revenue: $501M | **2020 Adj. Revenue*: $487M**

Food and Pharmaceutical

69% of Segment Revenue | **71% of Adj. Segment Revenue**

LC Revenue Change	
Q1 '21	+1.2%

- Market trend toward natural colors in food and beverage
- Unique value proposition for Pharmaceutical customers includes colors, flavors, coatings, and extracts

Personal Care

28% of Segment Revenue | **29% of Adj. Segment Revenue**

LC Revenue Change	
Q1 '21	(8.5%)

- Demand for innovative products with multiple benefits
- Product line includes formulation aides and ingredients for color cosmetics, hair care, and skin care
- Results continue to be negatively impacted by lower demand due to COVID

Inks

3% of Segment Revenue

- Completed divestiture in June 2020

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*Local-currency (LC) revenue and adjusted revenue are Non-GAAP metrics, please see our GAAP to Non-GAAP Reconciliation at the end of this document.

 10    Flavors & Extracts Group  Broad product offeringUnique ability to service global,regional, and local customersLeading technology platformsUnmatched applications expertise

Flavors & Extracts Overview



2020 Revenue: $742M | **2020 Adj. Revenue*: $642M**

Flavors, Extracts, and Flavor Ingredients

54% of Segment Revenue | **62% of Adj. Segment Revenue**

LC Revenue	Change
Q1 '21	+9.4%

- Opportunities for on trend products with extracts, taste modulation, and natural flavors

Natural Ingredients

33% of Segment Revenue | **38% of Adj. Segment Revenue**

LC Revenue	Change
Q1 '21	+7.9%

- Leading provider of dehydrated onion, garlic, and other products

Fragrances

11% of Segment Revenue

LC Revenue	Change
Q1 '21	(5.7%)

- Completed divestiture in April 2021

Yogurt Fruit Prep

2% of Segment Revenue

- Completed divestiture in September 2020

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**Local-currency (LC) revenue and adjusted revenue are Non-GAAP metrics, please see our GAAP to Non-GAAP Reconciliation at the end of this document.*

 12      Asia Pacific Group  2020 adjusted revenue of $121 million and adjusted operating income of $22 millionSensient’s sales of flavors and colors for Food and Pharmaceutical are managed on a geographic basis and reported as a separate segmentManufacturing capabilities in Australia, New Zealand, China, Japan, Philippines, Thailand, and India; R&D capabilities in Singapore, Thailand, and ChinaQ1 2021 local currency adjusted revenue and operating profit improved 4.7% and 31.4%, respectively  * Adjusted revenue, adjusted local currency revenue, adjusted operating income, and adjusted local currency operating income are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.

2021 Q1 Segment Results



Local Currency Adjusted Revenue*

	Q1
Color	(1.9%)
Flavors & Extracts	8.9%
Asia Pacific	4.7%

Local Currency Adjusted Operating Income*

	Q1
Color	(13.3%)
Flavors & Extracts	21.2%
Asia Pacific	31.4%

Color Group first quarter revenue decreased due to continued lower volume in Personal Care as a result of ongoing COVID impacts in the makeup category. Operating income was down in the quarter due to lower volumes in Personal Care and unfavorable product mix in Food and Pharmaceutical Colors.

Flavors & Extracts Group reported higher revenue in the quarter driven by growth in all product categories. Operating income was up as a result of the higher volumes, product mix shift to more flavor sales, and the favorable impacts from cost reduction efforts.

Asia Pacific Group first quarter revenue increased; however, COVID continues to impact the group in certain regions. Operating income improved substantially due to volume growth and lower operating costs as a result of previous cost reduction initiatives.

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Local-currency adjusted revenue and adjusted operating income are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.

2021 Q1 Consolidated Results



	Q1
Local Currency Adjusted Revenue*	+4.0%
Local Currency Adjusted Operating Income*	+0.3%
Local Currency Adjusted Diluted EPS*	+4.2%
Local Currency Adjusted EBITDA*	+2.1%

Q1 consolidated revenue was up due to continued strong growth in Flavors & Extracts and Asia Pacific groups. In particular, we continued to see growth in the savory, sweet and natural ingredients product lines. Consolidated revenue continues to be negatively impacted by COVID, particularly in the Personal Care business and certain countries within Asia Pacific.

Q1 consolidated operating income was up due to volume growth in the Flavors & Extracts and Asia Pacific groups, portfolio mix shift to flavor product solutions in the Flavors & Extracts Group, and the realized benefits from our cost control initiatives across the groups. The operating income improvement was partially offset by lower volume in Personal Care and higher year-over-year Corporate expenses related to performance-based compensation.

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**Local-currency adjusted revenue, adjusted operating income, adjusted diluted EPS, and adjusted EBITDA are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.*

 15    Capital Allocation  Prioritize ROI capital projects  Maintain dividend payout ratio  Debt reduction to maintain targeted leverage  Maintain financial flexibility to pursue M&A  Excess capital returned to shareholdersthrough opportunistic share repurchases                                          $50  $87  $50  $54  $57  $81  $56  $51  $39  $52  $31  $25  $9  $87  $118      $77    $62    $66  2017    2018    2019    2020  $-  $50  $100  $150  $200  $250  2016  DOLLARS IN MILLIONS        Share Repurchase    Acquisitions  Dividends    Debt Repayments  Capital Expenditures

 15    Capital Allocation  Prioritize ROI capital projects  Maintain dividend payout ratio  Debt reduction to maintain targeted leverage  Maintain financial flexibility to pursue M&A  Excess capital returned to shareholdersthrough opportunistic share repurchases                                          $50  $87  $50  $54  $57  $81  $56  $51  $39  $52  $31  $25  $9  $87  $118      $77    $62    $66  2017    2018    2019    2020  $-  $50  $100  $150  $200  $250  2016  DOLLARS IN MILLIONS        Share Repurchase    Acquisitions  Dividends    Debt Repayments  Capital Expenditures

2021 Financial Outlook



Metric	Guidance	Comments
Diluted EPS (GAAP)	Mid-to-high single digit growth	• Includes approximately 30 cents of divestiture related costs, operational improvement plan costs, and the results of operations of the remaining business to be divested • At current rates FX provides a 10 cent benefit
Adjusted Diluted EPS in Local Currency*	Mid-single digit growth	• Excludes divestiture and other related costs and operational improvement plan costs • Excludes results of operations of product lines divested or to be divested
Adjusted Local Currency Revenue*	Low-to-mid-single digit growth	• Excludes revenue of product lines divested or to be divested
Adjusted Local Currency EBITDA*	Mid-single digit growth	• Excludes divestiture and other related costs and operational improvement plan costs • Excludes results of operations of product lines divested or to be divested

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*Local-currency adjusted revenue, adjusted diluted EPS, and adjusted EBITDA are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.

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 17    Why Invest?    Strong competitive position‘Sticky’ business (& low portion of customer costs)Global presenceExposure to stable and growing markets Focused on improving returns and on growth

ESG Information

Click here to access our


SENSIENT
2020
Sustainability
Report

Environmental

Sensient is committed to the principles of sound environmental stewardship and the responsible and sustainable use of energy and natural resources.

- Long-term goals to **reduce** Energy, Water, and Hazardous **Waste intensity**
- Seed-to-shelf program focused on **sustainable supply chain**
- Emphasis on new products and technologies that **minimize waste and environmental impacts**
- **Chemical Risk Strategy** implemented to identify and reduce risk in our portfolio

Social

Sensient strives to conduct business in an ethical manner and to make a positive contribution to society through our product offerings and business activities.

- Sensient's Code of Conduct and Supplier Code of Conduct require **strong ethical behavior**, **fair employment practices, and strict human rights practices** and **product safety standards**
- Robust product, environmental, and raw material **safety programs** designed to **exceed industry standards**.
- Raw material **traceability and sustainability** programs
- **Support for our local communities** through volunteerism, financial donations, sponsorships, and employee education opportunities

Governance

Sensient is committed to maintaining the highest standards of professional conduct and strong corporate governance practices through our comprehensive corporate governance framework.

- Board comprised of a majority of **independent directors** with diverse and accomplished backgrounds
- Committed to **board diversity and refreshment,** we are a 2020 Women on Boards Winning Company for the seventh year in a row and we have added seven new directors since 2013. 40% of our Board is female.
- Robust Code of Conduct built on a foundation of **ethics, safety and quality, and professionalism** resulting in ethical and lawful conduct of our business

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 APPENDIX – NON-GAAP TABLES

           20  Non-GAAP Financial Measures  Note: EPS Calculations may not foot due to rounding differences        Three Months EndedMarch 31, 2021      Three Months EndedMarch 31, 2020    Revenue (GAAP)  $  359,702    $  350,677    Revenue of the product lines divested or to be divested    (25,570)      (36,585)    Adjusted revenue  $  334,132    $  314,092    Operating income (GAAP)  $  46,897    $  34,561    Divestiture & other related costs – Cost of products sold    25      190    Divestiture & other related costs – Selling and administrative expenses    1,547      11,653    Operating income of the product lines divested or to be divested    (2,927)      (1,385)    Operational improvement plan - Selling and administrative expenses    1,001      -    Adjusted operating income  $  46,543    $  45,019    Net earnings (GAAP)  $  31,668    $  20,773    Divestiture & other related costs, before tax    1,572      11,843    Tax impact of divestiture & other related costs    793      (934)    Net earnings of the product lines divested or to be divested, before tax    (2,927)      (1,385)    Tax impact of the product lines divested or to be divested    723      297    Operational improvement plan costs, before tax    1,001      -    Tax impact of operational improvement plan    (296)      -    Adjusted net earnings  $  32,534    $  30,594    Diluted earnings per share (GAAP)  $  0.75    $  0.49    Divestiture & other related costs, net of tax    0.06      0.26    Results of operations of the product lines divested or to be divested, net of tax    (0.05)      (0.03)    Operational improvement plan costs, net of tax    0.02      -    Adjusted diluted earnings per share  $  0.77    $  0.72

Non-GAAP Financial Measures (Cont'd)

The following table summarizes the percentage change in the 2021 results compared to the 2020 results for the corresponding periods:

	Three Months Ended March 31,			
Revenue	Total	Foreign Exchange Rates	Adjustments*	Adjusted Local Currency
Flavors & Extracts	7.7%	2.4%	(3.6%)	8.9%
Color	(5.4%)	2.4%	(5.9%)	(1.9%)
Asia Pacific	11.1%	5.9%	0.5%	4.7%
Total Revenue	**2.6%**	**2.7%**	**(4.1%)**	**4.0%**
Operating Income				
Flavors & Extracts	29.5%	1.9%	6.4%	21.2%
Color	(10.3%)	3.3%	(0.3%)	(13.3%)
Asia Pacific	33.5%	1.3%	0.8%	31.4%
Corporate & Other	(36.0%)	0.0%	(54.5%)	18.5%
Total Operating Income	**35.7%**	**4.1%**	**31.3%**	**0.3%**
Diluted Earnings Per Share	**53.1%**	**4.1%**	**44.8%**	**4.2%**
Adjusted EBITDA	**4.9%**	**2.8%**	**N/A**	**2.1%**

** For Revenue, adjustments consist of revenues of the product lines divested or to be divested. For Operating Income, Diluted Earnings per Share, and Adjusted EBITDA, adjustments consist of the results of the product lines divested or to be divested, divestiture & other related costs, and operational improvement plan costs.*

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 22  Non-GAAP Financial Measures (Cont’d)    2021  2020  % Change  Operating income (GAAP)  $ 46,897  $ 34,561  35.7%  Depreciation and amortization  12,799  12,404    Depreciation and amortization, product lines divested or to be divested  (49)  (80)    Share-based compensation expense  2,113  1,177    Divestiture & other related costs, before tax  1,572  11,843    Results of operations of the product lines divested or to be divested, before tax  (2,927)  (1,385)    Operational improvement plan costs, before tax  1,001  -    Adjusted EBITDA  $ 61,406  $ 58,520  4.9%  Three Months Ended March 31,

 22  Non-GAAP Financial Measures (Cont’d)    2021  2020  % Change  Operating income (GAAP)  $ 46,897  $ 34,561  35.7%  Depreciation and amortization  12,799  12,404    Depreciation and amortization, product lines divested or to be divested  (49)  (80)    Share-based compensation expense  2,113  1,177    Divestiture & other related costs, before tax  1,572  11,843    Results of operations of the product lines divested or to be divested, before tax  (2,927)  (1,385)    Operational improvement plan costs, before tax  1,001  -    Adjusted EBITDA  $ 61,406  $ 58,520  4.9%  Three Months Ended March 31,

 23  Non-GAAP Financial Measures (Cont’d)  Note: *Inks was divested in June 2020 and Yogurt Fruit Prep was divested in September 2020.  Revenue  Total    Foreign Exchange Rates    Local Currency  Flavors, Extracts and Flavor Ingredients  12.2%    2.8%    9.4%  Natural Ingredients  8.0%    0.1%    7.9%  Fragrances  2.0%    7.7%    (5.7%)  Yogurt Fruit Prep*  (58.3%)    0.0%    (58.3%)  Flavors & Extracts Group  7.7%    2.4%    5.3%  Food and Pharmaceutical  3.5%    2.3%    1.2%  Personal Care  (5.6%)    2.9%    (8.5%)  Inks*  (95.3%)    1.4%    (96.7%)  Color Group  (5.4%)    2.4%    (7.8%)  Asia PacificTotal revenue including product lines divested or to be divested  11.1%2.6%    5.9%2.7%    5.2%(0.1%)  Three Months Ended March 31, 2021

Q1 Divested Operations

Results by Segment	Three Months Ended March 31,					
Revenue	2021	Adjustments*	Adjusted 2021	2020	Adjustments*	Adjusted 2020
Flavors & Extracts	$ 200,911	$ (24,889)	$ 176,022	$ 186,498	$ (27,445)	$ 159,053
Color	135,720	(536)	135,184	143,495	(9,072)	134,423
Asia Pacific	33,840	(295)	33,545	30,449	(121)	30,328
Intersegment elimination	(10,769)	150	(10,619)	(9,765)	53	(9,712)
Consolidated	$ 359,702	$ (25,570)	$ 334,132	$ 350,677	$ (36,585)	$ 314,092
Operating Income						
Flavors & Extracts	$ 27,018	$ (2,880)	$ 24,138	$ 20,871	$ (1,218)	$ 19,653
Color	26,594	40	26,634	29,664	(133)	29,531
Asia Pacific	6,752	(87)	6,665	5,059	(34)	5,025
Corporate & Other	(13,467)	2,573	(10,894)	(21,033)	11,843	(9,190)
Consolidated	$ 46,897	$ (354)	$ 46,543	$ 34,561	$ 10,458	$ 45,019

** For Revenue, adjustments consist of revenues of the product lines divested or to be divested. For Operating Income, adjustments consist of the results of the product lines divested or to be divested, divestiture & other related costs, and operational improvement plan costs.*

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